Capital disclosures - Ratio of Net Debt to Fund Flows Operations (Details) $ in Thousands	Dec. 31, 2019 CAD ($)	Dec. 31, 2018 CAD ($)	Dec. 31, 2017 CAD ($)
Capital disclosures
Long-term debt	$ 1,924,665	$ 1,796,207	$ 1,270,330
Current liabilities	416,210	563,199
Current assets	(347,681)	(429,877)
Net debt	$ 1,993,194	$ 1,929,529
Ratio of net debt to fund flows from operations	2.20	2.30